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                                                                    Exhibit 10.1

                          PLEDGE AND SECURITY AGREEMENT

     PLEDGE AND SECURITY AGREEMENT, dated as of November 28, 2006 (as this agreement may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, this "Agreement"), is by and among Zila, Inc., a Delaware corporation (the "Borrower"), Zila Biotechnology, Inc., an Arizona corporation, and a Subsidiary of Borrower, Zila Pharmaceuticals, Inc., a Nevada corporation, and a Subsidiary of Borrower, Zila Technical, Inc., an Arizona corporation, and a Subsidiary of Borrower, and Zila Limited, a United Kingdom company, and a Subsidiary of Borrower, as guarantors (the "Subsidiary Guarantors"), and such other parties as may become Grantors hereunder on or after the date hereof (together with the Borrower and the Subsidiary Guarantors, the "Grantors" and, individually, a "Grantor"), and Balyasny Asset Management, L.P., a Delaware limited Partnership, as collateral agent (the "Agent") for the Investors named in the Purchase Agreement, dated November 28, 2006 (the "Purchase Agreement"), by and among the Borrower and such Investors (collectively, the "Purchasers"), and the Purchasers for the purposes only of
Section 30 of this Agreement.

     WHEREAS, pursuant to the terms of the Purchase Agreement, the Purchasers are purchasing from the Borrower, among other things, $12,000,000 in an aggregate principal amount of the Borrower's 6% Senior Secured Convertible Notes (the "Notes");

     WHEREAS, pursuant to the terms of Section 28 of this Security Agreement, each Subsidiary Guarantor and each other Subsidiary that becomes a Grantor under this Agreement is guaranteeing the obligations of the Borrower under the Notes and the other Transaction Documents; and

     WHEREAS, the Grantors are hereby granting continuing duly perfected first priority security interests in all current and future assets and property of the Grantors in favor of the Agent for the benefit of the Purchasers and the Agent (collectively, the "Secured Parties") as herein provided to secure the obligations of the Borrower under the Notes and the other Transaction Documents and the obligations of the Subsidiary Grantors (as defined in Section 28) under their Guarantees (as defined in Section 28);

     NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS.

     1.1 All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Purchase Agreement or the Notes. As used herein the term "Obligations" shall mean all principal, interest (including interest accrued after the filing of a bankruptcy or similar petition whether or not a claim therefor is enforceable), fees, expenses and indemnities payable from time to time by the Grantors under the Notes, the Guarantees and the other Transaction Documents, including, without limitation, reimbursements under
Section 9.5 of the Purchase Agreement, and all such fees, expenses and indemnities payable, if any, under this Agreement to the Agent.

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     1.2 The term "State," as used herein, means the State of New York.

     1.3 The term "Post-Petition Interest", as used herein, means interest and fees accruing after the filing of any petition in bankruptcy, or the commencement of any case, proceeding or action relating to the bankruptcy, reorganization or insolvency of Borrower or any other Grantor of any of the foregoing (or interest that would accrue but for the operation of applicable bankruptcy, reorganization or insolvency laws), whether or not a claim for post-filing or post-petition interest and/or fees is allowed or allowable as a claim in any such case, proceeding or action.

     1.4 All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.

2. GRANT OF SECURITY INTEREST. Borrower, as security for the due and punctual payment and performance in full of the Obligations (including Post-Petition Interest), and each of the other Grantors, as security for its obligations under its guarantee pursuant to the Guaranty and for any other Obligations, hereby grants, mortgages, pledges, assigns, hypothecates, transfers, sets over, conveys and delivers to the Agent (for the benefit of the Secured Parties) a continuing first priority security interest in, and lien on, Borrower's or such other Grantor's (as applicable) rights, titles and interests in, to and under all tangible and intangible personal property and Fixtures of every kind and nature, wherever located and whether now owned or existing, or hereafter acquired, created or arising, and all proceeds and products thereof or income therefrom (all of the foregoing and all of the assets set forth below in clauses (i) through (xiii), being referred to herein as the "Collateral"), including each of the following:

          (i) goods (including inventory, equipment and any accessions thereto),

          (ii) instruments (including promissory notes),

          (iii) documents,

          (iv) accounts,

          (v) chattel paper (whether tangible or electronic),

          (vi) deposit accounts,

          (vii) letter-of-credit rights (whether or not the letter of credit is evidenced by a writing),

          (viii) commercial tort claims,

          (ix) securities and all other investment property ("Investment Property"),

          (x) supporting obligations,


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          (xi) contract rights or rights to the payment of money, insurance claims and proceeds,

          (xii) general intangibles including, without limitation, all payment intangibles, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Grantors possess, use or have authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Grantors, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics; and

          (xiii) all now existing and hereafter acquired or arising (A) capital stock, equity securities or interests or other Investment Property (including the capital stock described on Schedule A hereto), (B) all cash dividends and cash distributions with respect to the foregoing ("Dividends"), (C) all non-cash dividends paid on capital securities, liquidating dividends paid on capital securities, shares of capital securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any capital securities constituting Collateral (excluding Dividends, "Distributions"), and (D) all certificates, agreements (including stockholders agreements, partnership agreements, operating agreements and limited liability company agreements), books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing.

     The Agent acknowledges that the attachment of the security interest in any commercial tort claim as original collateral is subject to the Grantor's compliance with Section 4.7.

     Notwithstanding the foregoing, Collateral shall not include any of the following (collectively, the "Excluded Collateral"):

     (1) vehicles subject to a certificate of title statute; and

     (2) rights under licenses, permits and contracts and other general intangibles to the extent that the granting of a security interest therein or assignment thereof would violate any applicable law or any enforceable provision of any such license, permit, contract or other general intangible, provided, that the Grantors shall not permit any such prohibitions in any contracts, licenses, general intangibles and permits entered into after the date hereof except in the ordinary course on usual and customary terms or consistent with past practice.

3. AUTHORIZATION TO FILE FINANCING STATEMENTS. The Grantors hereby irrevocably authorize the Agent at any time and from time to time to file in any applicable Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto against each Grantor that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as


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being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. The Grantors agree to furnish any such information to the Agent and the other Secured Parties promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction financing statements or amendments thereto if filed prior to the date hereof.

4. OTHER ACTIONS. Further to insure the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of the Agent to enforce, the Agent's first priority security interest in the Collateral, the Grantors agree, in each case at the Grantor's own expense, to take the following actions with respect to the following Collateral:

     4.1 Promissory Notes and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any promissory notes or tangible chattel paper, such Grantor shall forthwith endorse, pledge and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

     4.2 Deposit Accounts. For each deposit account (each, a "Deposit Account") that any Grantor at any time opens or maintains at any depository bank (each, a "Depository Bank"), the Grantor shall, at the Agent's or any other Secured Party's reasonable request and option, pursuant to an agreement (each, a "Deposit Account Control Agreement") in form and substance satisfactory to the Agent and the Requisite Purchasers (as defined in Section 30.3(b)), upon an Event of Default either (a) cause the Depositary Bank to agree to comply at any time with instructions from the Agent to such Depositary Bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of the Grantor, or (b) arrange for the Agent to become the customers of the Depositary Bank with respect to the Deposit Account, with the Grantors being permitted, only with the consent of the Agent and the Requisite Purchasers, to exercise rights to withdraw funds from such Deposit Account. The Agent agrees with the Grantors that the Agent shall not give any such instructions or withhold any withdrawal rights from the Grantors, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to (i) any Deposit Account for which the Grantors, the Depositary Bank and the Agent and/or the other Secured Parties have entered into a cash collateral agreement specially negotiated among any Grantor, the Depositary Bank and the Agent and/or the other Secured Parties for the specific purpose set forth therein (ii) Deposit Accounts for which any Secured Party is the depositary, and (iii) any Deposit Account which holds exclusively sales tax and/or withholding remittances.

     4.3 Investment Property. If any Grantor shall at any time hold or acquire any certificated securities, the Grantor shall forthwith endorse, pledge and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to the Grantor or its nominee directly by the issuer thereof, the Grantor shall immediately notify the Agent and the other Secured Parties thereof and, at the Agent's or any other Secured Party's reasonable request and option, pursuant to an agreement in


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form and substance satisfactory to the Agent and the Requisite Purchasers, either (a) cause the issuer to agree to comply with instructions from the Agent as to such securities, without further consent of the Grantor or such nominee, or (b) arrange for the Agent (on behalf of the Secured Parties) to become the registered owners of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by the Grantor or its nominee through a securities intermediary or commodity intermediary, the Grantor shall immediately notify the Agent and the other Secured Parties thereof and, at the Agent's or any other Secured Party's reasonable request and option, pursuant to an agreement in form and substance satisfactory to the Agent and the Requisite Purchasers, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Agent to such commodity intermediary, in each case without further consent of the Grantor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Agent (on behalf of the Secured Parties) to become the entitlement holders with respect to such investment property, with the Grantor being permitted, only with the consent of the Agent and the Requisite Purchasers, to exercise rights to withdraw or otherwise deal with such investment property. The Agent agrees with the Grantors that the Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Grantors, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which any Secured Party is the securities intermediary.

     4.4 Collateral in the Possession of a Bailee. If any goods are at any time in the possession of a bailee, the Grantors shall promptly notify the Agent and the other Secured Parties thereof and, if reasonably requested by the Agent or any other Secured Party, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Agent and the Requisite Purchasers, that the bailee holds such Collateral for the benefit of the Agent (on behalf of the Secured Parties) and shall act upon the instructions of the Agent, without the further consent of the Grantor. The Agent agrees with the Grantors that the Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Grantors with respect to the bailee.

     4.5 Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper, the Grantor shall promptly notify the Agent and the other Secured Parties thereof and, at the reasonable request of the Agent or any other Secured Party, shall take such action as the Agent or such other Secured Party may reasonably request to vest in the Agent control, under Section9-105 of the Uniform Commercial Code, of such electronic chattel paper. The Agent agrees with the Grantors that the Agent will arrange, pursuant to procedures satisfactory to the Agent and the Requisite Purchasers and so long as such procedures will not result in the Agent's loss of control, for the Grantors to make alterations to the electronic chattel paper or transferable record permitted under UCC Section9-105, unless an Event of Default has occurred and is continuing or would occur after taking into


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account any action by the Grantors with respect to such electronic chattel paper or transferable record.

     4.6 Letter-of-credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of the Grantor, the Grantor shall promptly notify the Agent and the other Secured Parties thereof and, at the reasonable request and option of the Agent or any Secured Party, the Grantor shall, pursuant to an agreement in form and substance satisfactory to the Agent and the Requisite Purchasers, either (i) use commercially reasonable efforts (including, but not limited to, the payment of customary transfer and assignment fees) to have the issuer and any confirmer of such letter of credit to consent to an assignment to the Agent of the proceeds of any drawing under the letter of credit or (ii) use commercially reasonable efforts (including, but not limited to, the payment of customary transfer and assignment fees) to have the Agent become the transferee beneficiaries of the letter of credit, with the Agent agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in the Notes.

     4.7 Commercial Tort Claims. If any Grantor shall at any time hold or acquire a commercial tort claim, the Grantor shall immediately notify the Agent and the other Secured Parties in a writing signed by the Grantor of the brief details thereof and grant to the Agent (on behalf of the Secured Parties) in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent and the Requisite Purchasers.

5. OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. The Grantors further agree to take any other action reasonably requested by the Agent or any other Secured Party to insure the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of the Agent (on behalf of the Secured Parties) to enforce, the Secured Parties' security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that any Grantor's signature thereon is required therefor, (b) causing the Agent's name to be noted as the secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent's security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from landlords in form and substance satisfactory to the Agent and the Requisite Purchasers, (f) taking all actions required by other law, as applicable in any relevant jurisdiction, or by other law as applicable in any foreign jurisdiction, and (g) delivery to the Agent of stock certificates (and stock powers duly executed in blank in favor of the Agent) covering all of the capital stock described on Schedule A.

6. RELATION TO OTHER SECURITY DOCUMENTS. The provisions of this Agreement supplement the provisions of the other Transaction Documents. Nothing contained in any such Transaction Document shall derogate from any of the rights or remedies of the Agent or any other Secured


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Party hereunder. The provisions of this Agreement shall be read and construed with the other Security Documents referred to below in the manner so indicated.

     6.1 Copyright Security Agreements. If reasonably requested by the Agent or any other Secured Party, each Grantor shall execute and deliver to the Agent the Copyright Security Agreement (attached hereto as Exhibit I) pursuant to which the Grantor shall grant to the Agent (on behalf of the Secured Parties) security interests in certain Collateral consisting of copyrights, and copyright registrations. The provisions of the Copyright Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreement shall derogate from any of the rights or remedies of the Agent or any other Secured Party hereunder. Neither the delivery of, nor anything contained in, the Copyright Security Agreement shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

     6.2 Trademark Security Agreements. If reasonably requested by the Agent or any other Secured Party, each Grantor shall execute and deliver to the Agent the Trademark Security Agreement (attached hereto as Exhibit II) pursuant to which the Grantor shall grant to the Agent (on behalf of the Secured Parties) security interests in certain Collateral consisting of trademarks, and trademark registrations. The provisions of the Trademark Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Trademark Security Agreement shall derogate from any of the rights or remedies of the Agent or any other Secured Party hereunder. Neither the delivery of, nor anything contained in, the Trademark Security Agreement shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

     6.3 Patent Security Agreements. If reasonably requested by the Agent or any other Secured Party, each Grantor shall execute and deliver to the Agent the Patent Security Agreement (attached hereto as Exhibit III) pursuant to which the Grantor shall grant to the Agent (on behalf of the Secured Parties) security interests in certain Collateral consisting of patents, and patent registrations. The provisions of the Patent Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Patent Security Agreement shall derogate from any of the rights or remedies of the Agent or any other Secured Party hereunder. Neither the delivery of, nor anything contained in, the Patent Security Agreement shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

7. REPRESENTATIONS AND WARRANTIES CONCERNING GRANTOR'S LEGAL STATUS. Each Grantor has previously delivered to the Agent and the other Secured Parties a certificate signed by each Grantor and entitled "Perfection Certificate" (the "Perfection Certificate"). Each Grantor represents and warrants to the Agent and the other Secured Parties as follows: (a) the Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Grantor's organizational identification number or accurately states that the Grantor has none, (d) the Perfection Certificate accurately sets forth the Grantor's place of business or, if more than one, its chief executive office as well as the Grantor's mailing address if different and (e) all other


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information set forth on the Perfection Certificate pertaining to the Grantor is accurate and complete.

8. COVENANTS CONCERNING GRANTOR'S LEGAL STATUS. Each Grantor covenants with the Agent and the other Secured Parties as follows: (a) without providing at least 30 days prior written notice to the Agent and the other Secured Parties, the Grantor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Grantor does not have an organizational identification number and later obtains one, the Grantor shall forthwith notify the Agent and the other Secured Parties of such organizational identification number, and (c) the Grantor will not change its type of organization, jurisdiction of organization or other legal structure.

9. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL. Each Grantor further represents and warrants to the Agent and the other Secured Parties as follows:
(a) the Grantor is the owner of or has other rights in the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and the Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in
Section 9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Grantor holds no commercial tort claim except as indicated on Schedule B hereto as modified from time to time, (e) to the best of its knowledge, the Grantor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances and
(f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.

10. COVENANTS CONCERNING COLLATERAL ETC. Each Grantor further covenants with the Agent and the other Secured Parties as follows:

     10.1 The Collateral, to the extent not delivered to the Agent pursuant to
Section 4 or in transit within the United States will be kept at those locations listed on the Perfection Certificate and, other than in connection with a disposition permitted by Section 10.8 hereof, and the Grantor will not remove the Collateral from such locations, without providing at least 20 days prior written notice to the Agent.

     10.2 Except for the security interest herein granted and Permitted Liens, the Grantor shall be the owner of or have other rights in the Collateral free from any lien, security interest or other encumbrance, and the Grantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Purchasers.

     10.3 The Grantor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Agent except for Permitted Liens.


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     10.4 The Grantor will not use the Collateral in violation of any policy of insurance thereon.

     10.5 The Grantor will permit the Agent and any Purchaser or their respective designees, to inspect the Collateral, wherever located, at any reasonable time during business hours upon prior notice of at least three Business Days (unless a Default or an Event of Default has occurred and is continuing, in which event no prior notice shall be required).

     10.6 The Grantor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement other than any taxes contested in good faith and for which appropriate reserves have been established by the Grantor.

     10.7 The Grantor will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

     10.8 The Grantor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for as permitted by the Notes and except for (i) equipment not used by the Grantors in the ordinary course of its business, (ii) obsolete equipment not used by the Grantors in the ordinary course of its business, and (iii) goods sold by the Grantors in the ordinary course of its busine

11. INSURANCE.

     11.1 MAINTENANCE OF INSURANCE. Each Grantor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas; provided, however, that the Borrower shall at all times maintain with financially sound and reputable insurers such insurance in amounts not less than the insurance maintained by the Borrower as of the date hereof, except with the Purchasers' prior written consent (which will not be unreasonably withheld or delayed). Such insurance shall be in such minimum amounts that the Grantor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent and the Requisite Purchasers. In addition, all such insurance shall be payable to the Agent (on behalf of the Secured Parties) as loss payee. Without limiting the foregoing, the Grantors will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Grantors; business interruption insurance; and product liability insurance.


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     11.2 INSURANCE PROCEEDS. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $150,000, be disbursed to the Grantor for direct application by the Grantor solely to the repair or replacement of the Grantor's property so damaged or destroyed and (ii) in all other circumstances, be held by the Purchasers as cash collateral for the Obligations and (except to the extent disbursed pursuant to the next sentence) may be applied to the Obligations. The Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Agent may reasonably prescribe, for direct application by the Grantor solely to the repair or replacement of the Grantor's property so damaged or destroyed, or the Agent may apply all or any part of such proceeds to the Obligations.

     11.3 NOTICE OF CANCELLATION ETC. All policies of insurance shall provide for at least 30 days prior written cancellation notice to the Agent and the other Secured Parties, unless a shorter period is mandated under applicable law. In the event of failure by any Grantor to provide and maintain insurance as herein provided, the Agent or any other Secured Party may, at their option, provide such insurance and charge the amount thereof to the Grantor. Each Grantor shall furnish the Agent and the other Secured Parties with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

12. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

     12.1 EXPENSES INCURRED BY THE SECURED PARTIES. In their discretion, the Agent or any other Secured Party may, if any Grantor fails to do so, discharge encumbrances at any time levied or placed on any of the Collateral (other than to the extent constituting Permitted Liens), make repairs thereto and pay any necessary filing fees or, if any Grantor fails to do so, insurance premiums. Each Grantor agrees to reimburse the Agent or such other applicable Secured Party on demand for any and all expenditures so made. Neither the Agent nor any other Secured Party shall have any obligation to the Grantors to make any such expenditures, nor shall the making thereof relieve the Grantor of any default. Any expenses incurred under this Section 12 shall constitute Obligations.

     12.2 SECURED PARTIES' OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Grantor thereunder. The Secured Parties shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any other Secured Party of any payment relating to any of the Collateral, nor shall the Agent or any other Secured Party be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any other Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or any other Secured Party or to which the Agent or any other Secured Party may be entitled at any time or times. The Agent's (and any other Secure


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

Party so receiving Collateral) sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Agent (or such other Secured Party) deals with similar property for its own account.

13. SECURITIES AND DEPOSITS. The Agent may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Agent may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Agent to the Grantors may at any time be applied to or set off against any of the Obligations then due and owing.

14. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. If an Event of Default shall have occurred and be continuing, the Grantors shall, at the reasonable request of the Agent or any other Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Agent in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as its agent therefor, and the Agent may, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Grantor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Grantors shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Grantor as trustee for the Agent without commingling the same with other funds of the Grantor and shall turn the same over to the Agent in the identical form received, together with any reasonably necessary or advisable endorsements or assignments. The Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Agent to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

15. INVESTMENT PROPERTY. (i) The Grantors, at their cost and expense (including the cost and expense of any of the following referenced consents, approvals etc.) will promptly execute and deliver or cause the execution and delivery of all applications, certificates, instruments, registration statements, and all other documents and papers the Purchasers may reasonably request during the continuance of an Event of Default in connection with the obtaining of any consent, approval, registration, qualification, permit, license, accreditation, or authorization of any other official body or other Person reasonably necessary or appropriate for the effective exercise of any rights hereunder or under the other Transaction Documents. Without limiting the generality of the foregoing, the Grantors agree that in the event the Agent shall exercise its rights hereunder or pursuant to the other Transaction Documents during the continuance of an Event of Default, to sell, transfer, or otherwise dispose of, or vote, consent, operate, or take any other action in connection with any of the Collateral, the Grantors shall execute and deliver (or cause to be executed and delivered) all applications, certificates, assignments and other documents that the Agent reasonably requests to facilitate such actions and shall otherwise promptly, fully, and diligently cooperate with the Agent and any other Persons in making any application for the prior consent or approval of any official body or any other Person to the exercise by the Purchasers of any such rights relating to all or any of the Collateral.

          (i) The Grantors agree promptly upon the occurrence and continuance of an Event of Default and without any request therefor by the Agent or any other Secured Party, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or reasonably requested by the Agent or any other Secured Party) to the Agent all Dividends and Distributions with respect to Investment Property and all proceeds of the Collateral, in each case thereafter received by the Grantor, all of which shall be held by the Agent as additional Collateral.

          (ii) Except when an Event of Default has occurred and is continuing, the Grantors may continue to vote all Investment Property included in the Collateral except in a manner which is inconsistent or in violation of the Transaction Documents. The Grantors agree promptly upon the occurrence and during the continuance of an Event of Default, (i) that the Agent may exercise (to the exclusion of the Grantor) the voting power and all other incidental rights of ownership with respect to any Collateral constituting Investment Property of the Grantor and the Grantor hereby grants the Agent an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and (ii) that it shall promptly deliver to the Agent such additional proxies and other documents as may be reasonably necessary to allow the Agent to exercise such voting power.

          (iii) All Dividends, Distributions, interest, principal, cash payments, payment intangibles and proceeds which may at any time and from time to time be held by any Grantor but which the Grantor is then obligated to deliver to the Agent, shall, until delivery to the Agent, be held by the Grantor separate and apart from its other property in trust for the Agent. The Agent agrees that unless an Event of Default shall have occurred and be continuing, the Grantors will have the exclusive voting power with respect to any Investment Property constituting the Grantor's Collateral and the Agent will, upon the written request of any Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Grantor which are reasonably necessary to allow the Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Grantor that would violate any provision of any Transaction Document.

     The Grantors hereby acknowledge that the sale by the Agent of any Investment Property pursuant to the terms hereof in compliance with the Securities Act, as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which the Agent or any subsequent transferee of the Investment Property may dispose thereof. The Grantors acknowledge and agree that, to protect the Agent's interests, it may be necessary to sell the Investment Property at a price less than the maximum price attainable if a sale were delayed or made in another manner, such as a public offering under the Securities Act. The Grantors do not have an objection to a sale in such manner and the Grantors agree that the Agent does not have an obligation to obtain the maximum possible price for all or any part of the Investment Property. Without limiting the generality of the foregoing, the Grantors agree that the Agent may, pursuant to the terms hereof and subject to applicable law, from time to time attempt to sell all or any part of the Investment Property by a private placement, restricting the bidders and prospective purchasers to those Persons who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Agent may solicit offers to buy the Investment Property or any part thereof for cash from a limited number of investors deemed by the Agent, in its reasonable judgment, to be institutional investors or other responsible Persons who might be interested in purchasing the Investment Property. If the Agent shall solicit such offers, then acceptance by Purchasers of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

16. POWER OF ATTORNEY.

     16.1 APPOINTMENT AND POWERS OF PURCHASERS. The Grantors hereby irrevocably constitute and appoint the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantors or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorney the power and right, on behalf of the Grantors, without notice to or assent by the Grantors, to do the following:

          (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Agent was the absolute owners thereof for all purposes, and to do at the Grantors' expense, at any time, or from time to time, all acts and things which the Agent deems reasonably necessary or advisable to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Grantors, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Agent so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

          (b) to the extent that the Grantors' authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Grantor' signature, as the Agent may deem appropriate and to execute in the Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature.

     16.2 RATIFICATION BY GRANTORS. To the extent permitted by law, the Grantors hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

     16.3 NO DUTY ON PURCHASERS. The powers conferred on the Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither the Agent nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for the Agent's own gross negligence or willful misconduct.

     16.4 NO EXERCISE IN ABSENCE OF EVENT OF DEFAULT. The Agent hereby agrees that it will not exercise any rights conferred by this Section 16 absent the occurrence of an Event of Default.

17. REMEDIES. Notwithstanding anything to the contrary in this Agreement, upon the occurrence and during the continuation of an Event of Default, the Agent and the Holders are limited to the remedies set forth in Section 6 of the Notes, including those with respect to any First Default, Second Default and Third Default. Upon the occurrence and during any subsequent Event of Default, the Agent may, without notice to or demand upon the Grantors, declare this Agreement to be in default, and the Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a purchaser under the Uniform Commercial Code of the State or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Agent may, so far as the Grantors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Agent may in its discretion require the Grantors to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Grantors' principal office(s) or at such other locations as the Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is otherwise consented to by the Grantors, the Agent shall give to the Grantors at least ten Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Grantors hereby acknowledge that ten Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Grantors waive any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

18. STANDARDS FOR EXERCISING REMEDIES. To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, the Grantors acknowledge and agree that it is not commercially unreasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, in each case after using commercially reasonable efforts, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, in each case after using commercially reasonable efforts, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit enhancements to insure the Agent's against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or
(1) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. The Grantors acknowledge that the purpose of this Section 18 is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section 18. Without limitation upon the foregoing, nothing contained in this
Section 18 shall be construed to grant any rights to the Grantors or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 18.

19. NO ORAL CHANGE; AMENDMENTS; SECURITY AGREEMENT SUPPLEMENTS FOR ADDITIONAL GRANTORS. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors, the Agent and the other Secured Parties, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Agent and the Requisite Purchasers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Purchasers of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Purchasers. Nothing in this Section 19 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Note.

20. SURETYSHIP WAIVERS BY GRANTORS. Each Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Grantors assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2. The Grantors further waive any and all other suretyship defenses.

21. MARSHALLING. The Agent shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Grantors hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

22. PROCEEDS OF DISPOSITIONS; EXPENSES. The Grantors shall pay to the Agent on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by any Secured Party in protecting, preserving or enforcing the Agent's or any other Secured Party's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Agent may reasonably determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Grantors, and the Grantors shall remain liable for any deficiency in the payment of the Obligations.

23. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Grantors hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in the Note.

24. GOVERNING LAW; CONSENT TO JURISDICTION.

          (a) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State (other than those conflict of law rules that would defer to the substantive laws of another jurisdiction). Without in any way limiting the preceding choice of law, the parties elect to be governed by the law of the State in accordance with, and are relying (at least in part) on, Section 5-1401 of the General Obligations Law of the State, as amended, or any corresponding or succeeding provisions thereof.

          (b) Submission to Jurisdiction. The Grantors hereby submit to the exclusive personal jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.

          (c) Waiver of Venue. The Grantors hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Without in any way limiting the preceding consents to personal jurisdiction and venue, the parties agree to submit to the jurisdiction of the courts of the State of New York in accordance with Section 5-1402 of the General Obligations Law of the State, as amended, or any corresponding or succeeding provisions thereof.

          (d) Service of Process; Notices. Each party to this Agreement irrevocably consents to service of process and delivery of notices provided for hereunder in the manner provided for notices in the Purchase Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. The Agent's name and address for notices is set forth opposite it signature on its signature page hereto or as hereafter shall be provided to the Borrower and the Purchasers in writing in the manner provide for notices in the Purchase Agreement.

25. WAIVER OF JURY TRIAL. THE GRANTORS, THE AGENT AND THE OTHER SECURED PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

26. MISCELLANEOUS; AGREEMENT TO BE BOUND BY PROVISIONS OF TRANSACTION DOCUMENTS APPLICABLE TO GRANTOR. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Grantors and their respective successors and assigns, and shall inure to the benefit of the Secured Parties and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Grantors acknowledge receipt of a copy of this Agreement. Each Grantor agrees to be bound by each provision of every other Transaction Document which purports to be applicable to it as if such provision were set forth herein.

27. SUBSIDIARIES.

     27.1 Borrower represents and warrants that each of its Subsidiaries with assets of $10,000 has entered into this Agreement as a Subsidiary Guarantor.

     27.2 Borrower covenants and agrees that it shall cause each future Subsidiary that has assets of $10,000 or more to complete, execute and deliver to the Agent, the form of Assumption Agreement attached as Annex 1 and such other documents as the Agent shall reasonably request, including, without limitation, evidence of good standing of such Affiliate and lien searches, all in form and substance acceptable to the Purchasers.

28. LIMITED RECOURSE GUARANTY. Each Subsidiary Guarantor and each other Subsidiary that becomes a Grantor (each a "Subsidiary Grantor") hereby unconditionally guarantees the payment when due of all Obligations (the "Guarantees"), provided, however, that recourse under this provision is limited to the assets of the Subsidiary Grantor that are, or will be, included as part of the Collateral. The Guarantees are irrevocable and will not be affected by any release of any Grantor or surrender, exchange, compromise or release any Collateral, by any failure to perfect any liens, by any irregularity, enforceability or invalidity of any Obligations or any part thereof or any security or guaranty thereof. Each Subsidiary Grantor waives all defenses based on suretyship or on impairment of Collateral. Without notice to, or the consent of, any Subsidiary Grantor, the terms of the Obligations and any related documents may be changed, extended, renewed or compromised.

29. FURTHER ASSURANCES. Borrower and each Subsidiary Grantor shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

30. COLLATERAL AGENCY.

     30.1 APPOINTMENT OF AGENT. Each Purchaser hereby appoints Agent to serve as collateral agent hereunder and each Purchaser hereby authorizes Agent, in such capacity, to act as its agent and representative hereunder in accordance with the terms hereof and with respect to the Guarantees, the Collateral and the other Security Documents. The provisions of this Section 30 are solely for the benefit of the Agent and Purchasers and none of the Grantors shall have any rights as a third party beneficiary of any of the provisions of this Section 30; provided, however, that the Grantors shall be entitled to rely on consents and approvals executed by the Agent without investigation as to the existence of proper authorization by the other Secured Parties. In performing its functions and duties hereunder, the Agent shall act solely as an agent of the Purchasers and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any of the Grantors or any Subsidiary or Affiliate thereof.

     30.2 POWERS AND DUTIES. Each Purchaser irrevocably authorizes the Agent to take such action on such Purchaser's behalf and to exercise such powers, rights and remedies hereunder as are specifically delegated or granted to the Agent by the terms hereof, together with such powers, rights and remedies as are reasonably incidental thereto. The Agent shall have only those duties and responsibilities that are expressly specified herein. The Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Agent shall not have, by reason hereof or of any other Transaction Document, a fiduciary relationship in respect of any Purchaser; and nothing herein, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect hereof or any of the other Transaction Documents except as expressly set forth herein.

     30.3 GENERAL IMMUNITY.

          (a) No Responsibility for Certain Matters. The Agent shall not be responsible to any Purchaser for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Transaction Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any other statements, instruments, reports or certificates or any other documents furnished or made by the Agent to Purchasers or by or on behalf of any Grantor to the Agent or any other Secured Party in connection with this Agreement or any other Transaction Document and the transactions contemplated hereby or thereby or for the financial condition or business affairs of any Grantor or the condition of any of the Collateral, nor shall the Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in this Agreement or any of the other Transaction Documents or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing.

          (b) Exculpatory Provisions. Neither the Agent, nor any Affiliate of the Agent, nor any of their respective officers, partners, directors, employees, controlling persons, auditors or agents shall be liable to Purchasers for any action taken or omitted by the Agent hereunder or in connection with any of the other Transaction Documents except to the extent found by a final, non-appealable judgment of a court of competent jurisdiction to have been caused by the Agent's gross negligence or willful misconduct. The Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Transaction Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until the Agent shall have received instructions in respect thereof from Purchasers holding a majority in principal amount of the Notes then outstanding (the "Requisite Purchasers") and, upon receipt of such instructions from Requisite Purchasers, the Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) the Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for the Grantors), accountants, experts and other professional advisors selected by it; and (ii) no Purchaser shall have any right of action whatsoever against the Agent as a result of the Agent acting or (where so instructed) refraining from acting hereunder or under any of the other Transaction Documents in accordance with the instructions of Requisite Purchasers.

     30.4 AGENT ENTITLED TO ACT AS PURCHASER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Agent in its individual capacity as a Purchaser hereunder. With respect to its holding of Notes, the Agent shall have the same rights and powers hereunder as any other Purchaser and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term "Purchaser" shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with any Grantor or any of their Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection herewith and otherwise without having to account for the same to Purchasers.

     30.5 PURCHASERS' REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENT.

          (a) Each Purchaser represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Grantors and the condition and value of the Collateral in connection with its purchase of Notes. The Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any investigation or appraisal of the creditworthiness of the Grantors or the condition and value of the Collateral on behalf of the Purchasers or to provide any Purchaser with any information with respect thereto, and the Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to the Purchasers.

          (b) Each Purchaser, by delivering its signature page to this Agreement and funding its Notes shall be deemed to have acknowledged receipt of, and consented to and approved, this Agreement, each other Transaction Document and each other document required to be approved by the Agent, Requisite Purchasers or Purchasers, as applicable on the date hereof.

     30.6 RIGHT TO INDEMNITY. Each Purchaser, in proportion to the pro rata share of the principal amount of Notes purchased by it on the date hereof ("Pro Rata Share"), severally agrees to indemnify the Agent, its Affiliates and their respective officers, partners, directors, trustees, employees, auditors, controlling persons and agents (each, an "Indemnitee Agent Party"), to the extent that such Indemnitee Agent Party shall not have been reimbursed by any Grantor, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Indemnitee Agent Party in exercising its powers, rights and remedies or performing its duties hereunder or under the other Transaction Documents or otherwise in its capacity as such Indemnitee Agent Party in any way relating to or arising out of this Agreement or the other Transaction Documents, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY, OR SOLE NEGLIGENCE OF SUCH INDEMNITEE AGENT PARTY; provided, that no Purchaser shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Indemnitee Agent Party's gross negligence or willful misconduct to the extent that such have been found by a final, non-appealable judgment of a court of competent jurisdiction. If any indemnity furnished to any Indemnitee Agent Party for any purpose shall, in the opinion of such Indemnitee Agent Party, be insufficient or become impaired, such Indemnitee Agent Party may call for additional indemnity and cease, or not commence, to do the acts indemnified against unless and until such additional indemnity is furnished; provided, that in no event shall this sentence require any Purchaser to indemnify any Indemnitee Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Purchaser's Pro Rata Share thereof; and provided, further, that this sentence shall not be deemed to require any Purchaser to indemnify any Indemnitee Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

     30.7 SUCCESSOR AGENT.

          (a) The Agent may resign at any time by giving fifteen (15) Business Days' prior written notice thereof to Purchasers and Borrower, which resignation shall be effective as to this Agreement and each other Security Document for which Agent acts in its capacity as such. Upon any such notice of resignation, the Requisite Purchasers shall have the right, upon five Business Days' notice to Borrower, to appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the Agent shall promptly (i) transfer to such successor Agent all sums, Securities and other items of Collateral and the other Security Documents creating a security interest in any of the Collateral, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Agent under this Agreement and the other Transaction Documents, and (ii) execute and deliver to such successor Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Agent of the security interests created under the Security Documents, whereupon such retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 30 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent hereunder.

          (b) Notwithstanding anything herein to the contrary, the Agent may assign its rights and duties as Agent hereunder to any of its Affiliates (other than any Grantor or any Subsidiary thereof) without the prior written consent of, or prior written notice to, the Grantors or the Purchasers under this Agreement and any other Security Document for which Agent acts in its capacity as such; provided that the Grantors and the Purchasers may deem and treat such assigning Agent as the Agent for all purposes hereof, unless and until such assigning Agent provides written notice to Borrower and the Purchasers of such assignment. Upon such assignment such Affiliate shall succeed to and become vested with all rights, powers, privileges and duties as Agent hereunder and under the other Transaction Documents.

     30.8 COLLATERAL AND GUARANTEES.

          (a) Right to Release Collateral or Guarantees. Subject to Section 19, without further written consent or authorization from the Purchasers, the Agent may execute any documents or instruments necessary to (i) release any lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted under the terms of Transaction Documents or to which Requisite Purchasers have otherwise consented, or (ii) release any Subsidiary Grantor from its Guarantee upon the sale of such Subsidiary as permitted pursuant to the terms and conditions of the Transaction Documents or to which Requisite Purchasers have otherwise consented.

          (b) Right to Realize on Collateral and Enforce Guarantees. Anything contained in any of the Transaction Documents to the contrary notwithstanding, the Grantors, the Agent and each Purchaser hereby agree that (i) no Purchaser shall have any right individually to realize upon any of the Collateral or to enforce any of the Guarantees, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Agent, on behalf of Purchasers in accordance with the terms hereof and all powers, rights and remedies under the other Security Documents may be exercised solely by the Agent, and (ii) in the event of a foreclosure by the Agent on any of the Collateral pursuant to a public or private sale, the Agent or any other Secured Party may be the purchaser of any or all of such Collateral at any such sale and the Agent, as agent for and representative of Secured Parties (but not any Purchaser or Purchasers in its or their respective individual capacities unless Requisite Purchasers shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Agent at such sale.

31. TERMINATION. This Agreement shall remain in full force and effect until such time as all principal and any accrued interest on the Notes is either (a) converted into Common Stock in accordance with the terms of the Notes or (b) indefeasibly paid in full and, in the case of either (a) or (b), all other Obligations then due and owing (including Post-Petition Interest) are indefeasibly paid in full; provided, however, that, so long as no Event of Default, or event which, with the giving of notice, the lapse of time for both would constitute an Event of Default, has occurred and is continuing, the Agent, upon the written request of a Grantor, shall release and otherwise terminate any and all Liens and security interests held by Agent with respect to (a) such Grantor's accounts and such Grantor's inventory in the event that (i) such Grantor obtains the Future Working Capital Line (as defined in the Note) and
(ii) the release and termination of such Liens and security interests are necessary for such Grantor to obtain the Future Working Capital Line and (b) such Grantor's right, title and interest in and to the assets of the Peridex(R) product line effective upon the consummation of the sale of the Peridex(R) product line on the terms and conditions approved by such Grantor's board of directors. Following the termination hereof, upon the request of and at the expense of the Grantors, the Agent shall reassign to the Grantors all Collateral held by Agent and shall execute a termination of all security agreements and security interests given by Grantors to Agent.

         [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, intending to be legally bound, the Grantors, the Agent and, for the purpose of Section 30, only, the Purchasers, have caused this Agreement to be duly executed as of the date first above written.

                         ZILA, INC.

                         By:    /s/ Gary V. Klinefelter
                                ----------------------------------------------
                                Name:  Gary V. Klinefelter
                                Title: Vice President and Secretary

                         SUBSIDIARY GUARANTORS:

                         ZILA BIOTECHNOLOGY, INC.

                         By:    /s/ Gary V. Klinefelter
                                ----------------------------------------------
                                Name:  Gary V. Klinefelter
                                Title: Vice President and Secretary

                         ZILA PHARMACEUTICALS, INC.

                         By:    /s/ Gary V. Klinefelter
                                ----------------------------------------------
                                Name:  Gary V. Klinefelter
                                Title: Vice President and Secretary

                         ZILA TECHNICAL, INC.

                         By:    /s/ Gary V. Klinefelter
                                ----------------------------------------------
                                Name:  Gary V. Klinefelter
                                Title: Vice President and Secretary

                         ZILA LIMITED

                         By:    /s/ Gary V. Klinefelter
                                ----------------------------------------------
                                Name:  Gary V. Klinefelter
                                Title: Vice President and Secretary

                [Signature Page to Pledge and Security Agreement]

                                            AGENT:

NOTICE ADDRESS FOR AGENT:                   BALYASNY ASSET MANAGEMENT, L.P.
_________________________________
_________________________________
_________________________________           By: /s/ Scott Schroeder
_________________________________               ------------------------------
                                                Name: Scott Schroeder
Attention:_______________________               Title: Authorized Signatory
Telephone:_______________________
Facsimile:_______________________

PURCHASERS, for the purpose of Section 30, only:

VISIUM LONG BIAS OFFSHORE FUND, LTD.

By: /s/ Jacob Gottlieb
    ----------------------------------------
    Name:  Jacob Gottlieb
    Title: Managing Member

VISIUM LONG BIAS FUND, LP

By: /s/ Jacob Gottlieb
    ----------------------------------------
    Name: Jacob Gottlieb
    Title:   Managing Member

VISIUM BALANCED OFFSHORE FUND, LTD.

By: /s/ Jacob Gottlieb
    ----------------------------------------
    Name: Jacob Gottlieb
    Title:   Managing Member

VISIUM BALANCED FUND, LP

By: /s/ Jacob Gottlieb
    ----------------------------------------
    Name:  Jacob Gottlieb
    Title: Managing Member

ATLAS MASTER FUND, LTD.

By: /s/ Scott Schroeder
    ----------------------------------------
    Name:  Scott Schroeder
    Title: Authorized Signatory

                [Signature Page to Pledge and Security Agreement]

                                   SCHEDULE A

                                 CAPITAL STOCK
                                 -------------

                                 PLEDGED STOCK
                                 -------------

                                                  SHARES        CERTIFICATE
PLEDEOR        ISSUER                            PLEDGED         NUMBER(S)
-----------    ----------------------------     ----------     ------------
Zila, Inc.     Zila Biotechnology, Inc.           1,000             1


Zila, Inc.     Zila Pharmaceuticals, Inc.         1,000             2


Zila, Inc.     Zila Swab Technologies, Inc.        100              1


Zila, Inc.     Zila Technical, Inc                1,000             1


Zila, Inc.     Zila Limited                         2               1


Zila, Inc.     Zila Merger, Inc.                   100              1

                                    EXHIBIT I

                          COPYRIGHT SECURITY AGREEMENT

          COPYRIGHT SECURITY AGREEMENT, dated as of November __, 2006 (this "Agreement"), is by and among the parties identified as "Grantors" on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a "Grantor", and collectively the "Grantors"), and Balyasny Asset Management, L.P., a Delaware limited partnership, as collateral agent (the "Agent").

     WHEREAS, this Agreement is being entered into in accordance with Section
6.1 of that certain Pledge and Security Agreement, dated as of November 28, 2006 (as the same may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Security Agreement"), by and among the Grantors, the Agent and the parties identified on the signature pages thereto as Purchasers;

     NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1.

                          DEFINITIONS; INTERPRETATION.

     (a) Defined Terms. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement, dated as of November 28, 2006 (the "Purchase Agreement"), by and between Zila, Inc. (the "Borrower") and the Investors named therein (the "Purchasers"), the Notes and the Security Agreement.

     (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     "Collateral" has the meaning set forth in Section 2.

     "Copyright Office" means the United States Copyright Office.

     "Notes" means $12,000,000 in aggregate principal amount of the Borrower's 6% Senior Secured Convertible Notes issued by the Borrower to the Purchasers.

     "UCC" means the Uniform Commercial Code as in effect in the State of New York.

     (c) Terms Defined in UCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

     (d) Construction. In this Agreement, the following rules of construction and interpretation shall be applicable: (i) no reference to "proceeds" in this Agreement authorizes any sale, transfer, or other disposition of any Collateral by Grantor; (ii) "includes" and "including" are not limiting; (iii) "or" is not exclusive; and (iv) "all" includes "any" and "any" includes "all." To the extent not inconsistent with the foregoing, the rules of construction and interpretation applicable to the Security Agreement shall also be applicable to this Agreement and are incorporated herein by this reference.

                                   SECTION 2.

                               SECURITY INTEREST.

     (a) Grant of Security Interest. As security for the payment and performance of the Obligations, each Grantor hereby assigns, transfers and conveys to the Agent, and grants an ongoing duly perfected first priority security interest in and mortgage to the Agent of, all such Grantor's right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which such Grantor now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the "Collateral"):

          (i) All of such Grantor's present and future United States registered copyrights and copyright registrations, including such Grantor's United States registered copyrights and copyright registrations listed in Schedule A to this Agreement, all of such Grantor's present and future United States applications for copyright registrations, including such Grantor's United States applications for copyright registrations listed in Schedule B to this Agreement, and all of such Grantor's present and future copyrights that are not registered in the Copyright Office including, without limitation, derivative works (collectively, the "Copyrights"), and any and all royalties, payments, and other amounts payable to Grantor in connection with the Copyrights, together with all renewals and extensions of the Copyrights, the right to recover for all past, present, and future infringements of the Copyrights, and all manuscripts, documents, writings, tapes, disks, storage media, computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto;

          (ii) All of such Grantor's right, title and interest in and to any and all present and future license agreements with respect to the Copyrights;

          (iii) All present and future accounts and other rights to payment arising from, in connection with or relating to the Copyrights; and

          (iv) All cash and non-cash proceeds of any and all of the foregoing.

     (b) Continuing Security Interest. Each Grantor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 11.

                                   SECTION 3.

                        SUPPLEMENT TO SECURITY AGREEMENT.

     This Agreement has been entered into in conjunction with the security interests granted to the Agent under the Security Agreement, and other security documents referred to therein. The rights and remedies of the Agent and the other Secured Parties with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement or any other security documents referred to therein, all terms and provisions of which are incorporated herein by reference.

                                   SECTION 4.

                         REPRESENTATIONS AND WARRANTIES.

     Each Grantor represents and warrants to the Agent and the other Secured Parties that:

     (a) Copyright Registrations. A true and correct list of all of such Grantor's United States registered copyrights and copyright registrations is set forth in Schedule A.

     (b) Applications for Copyright Registration. A true and correct list of all of such Grantor's United States applications for copyright registrations is set forth in Schedule B.

                                   SECTION 5.

                                  FURTHER ACTS.

     On a continuing basis, each Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be reasonably necessary or advisable or may be reasonably requested by the Agent or any other Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the first priority security interest granted or purported to be granted hereby, to ensure such Grantor's compliance with this Agreement or to enable the Agent to exercise and enforce the rights and remedies of the Agent and the other Secured Parties hereunder with respect to the Collateral, including any documents for filing with the Copyright Office or any applicable state office. The Agent may record this Agreement, an abstract thereof, or any other document describing the Agent's interest in the

Copyrights with the Copyright Office, at the expense of such Grantor. In addition, each Grantor authorizes the Agent to file financing statements describing the Collateral in any UCC filing office deemed appropriate by the Agent. If any Grantor shall at any time hold or acquire a commercial tort claim arising with respect to the Collateral, such Grantor shall immediately notify the Agent and the other Secured Parties in a writing signed by such Grantor of the brief details thereof and grant to the Agent (on behalf of the Secured Parties) in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent and the Requisite Purchasers.

                                   SECTION 6.

                          AUTHORIZATION TO SUPPLEMENT.

     Each Grantor shall give the Agent and the other Secured Parties prompt notice of any additional United States copyright registrations or applications therefor after the date hereof. Each Grantor authorizes the Agent unilaterally to modify this Agreement by amending Schedule A or B to include any future United States registered copyrights or applications therefor of such Grantor. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedule A or B shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule A or B.

                                   SECTION 7.

                                 BINDING EFFECT.

     This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Grantor, the Agent and the other Secured Parties and their respective successors and assigns. Except as provided in Section 30.7 of the Security Agreement, no party hereto may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as agreed to in writing by the other parties hereto.

                                   SECTION 8.

                                 GOVERNING LAW.

     This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.

     No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors, the Agent and the Requisite Purchasers, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Agent and consented to in writing by the Requisite Purchasers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, (i) additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Agent of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Agent, and (ii) the Agent unilaterally may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof. To the extent that any provision of this Agreement conflicts with any provision of the Notes, the provision giving the Secured Parties greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Purchasers under the Notes. Nothing in this Section 9 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Notes.

                                   SECTION 10.

                                  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party hereto delivering a counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

                                   SECTION 11.

                                  TERMINATION.

     Upon the indefeasible payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and the Agent (at the Grantors' expense) shall promptly execute and deliver to the Grantors such documents and instruments reasonably requested by the Grantors as shall be necessary to evidence termination of all such security interests given by the Grantors to Agent hereunder, including cancellation of this Agreement by written notice from Agent to the Copyright Office.

                                   SECTION 12.

                          NO INCONSISTENT REQUIREMENTS.

     Each Grantor acknowledges that this Agreement and the other documents, agreements and instruments entered into or executed in connection herewith may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Grantor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                                   SECTION 13.

                                  SEVERABILITY.

     If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

                                   SECTION 14.

                                    NOTICES.

     All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Purchase Agreement and the Security Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                        GRANTORS:

                                        ZILA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [NAMES OF SUBSIDIARY GRANTORS]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


AGENT:

[NAME]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                [Signature Page to Copyright Security Agreement]

                                   SCHEDULE A

                       TO THE COPYRIGHT SECURITY AGREEMENT

GRANTOR: [___________]

Registered Copyrights


Title of Work   Registration Number   Date of Registration
-------------   -------------------   --------------------


                                   SCHEDULE B

                       TO THE COPYRIGHT SECURITY AGREEMENT

GRANTOR: [___________]

Copyright Applications

Title of Work   Application Number
-------------   ------------------


                                                                      Annex 1 to
                                                    Copyright Security Agreement

          ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by ______________________________ (the "Additional Grantor"), in favor of Balyasny Asset Management, L.P., a Delaware limited partnership, as collateral agent (the "Agent"), under that certain Copyright Security Agreement (as defined below).

                                  WITNESSETH :

          WHEREAS, the Grantors have entered into the Copyright Security Agreement dated as of ________________, 20__ (as it may be amended, supplemented or otherwise modified from time to time, the "Copyright Security Agreement") in favor of the Agent; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Copyright Security Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. COPYRIGHT SECURITY AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9 of the Copyright Security Agreement, hereby becomes a party to the Copyright Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Copyright Security Agreement.

          2. REPRESENTATIONS AND WARRANTIES CONCERNING GRANTOR'S LEGAL STATUS. The Additional Grantor has previously delivered to the Agent and the other Secured Parties (as defined in the Security Agreement) a certificate signed by the Additional Grantor and entitled "Perfection Certificate" (the "Perfection Certificate"). The Additional Grantor represents and warrants to the Agent and the other Secured Parties as follows: (a) the Additional Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor's organizational identification number or accurately states that the Additional Grantor has none,
(d) the Perfection Certificate accurately sets forth the Additional Grantor's place of business or, if more than one, its chief executive office as well as the Additional Grantor's mailing address if different, (e) all other information set forth on the Perfection Certificate pertaining to the Additional Grantor is accurate and complete including but not limited to information pertaining to copyrights and (f) each of the representations and warranties contained in the Transaction Documents relating to it are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

          3. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY ITS ACCEPTANCE HEREOF, THE AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   EXHIBIT II

                          TRADEMARK SECURITY AGREEMENT

          TRADEMARK SECURITY AGREEMENT, dated as of November __, 2006 (this "Agreement"), is by and among the parties identified as "Grantors" on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a "Grantor", and collectively the "Grantors"), and Balyasny Asset Management, L.P., a Delaware limited partnership, as collateral agent (the "Agent").

          WHEREAS, this Agreement is being entered into in accordance with
Section 6.2 of that certain Pledge and Security Agreement, dated as of November 28, 2006 (as the same may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Security Agreement"), by and among the Grantors, the Agent and the parties identified on the signature pages thereto as Purchasers;

          NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1.

                          DEFINITIONS; INTERPRETATION.

          (a) Defined Terms. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement, dated as of November 28, 2006 (the "Purchase Agreement"), by and between Zila, Inc. (the "Borrower") and the Investors named therein (the "Purchasers"), the Notes and the Security Agreement.

          (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "Collateral" has the meaning set forth in Section 2.

          "Notes" means $12,000,000 in aggregate principal amount of the Borrower's 6% Senior Secured Convertible Notes issued by the Borrower to the Purchasers.

          "Trademark Office" means the United States Patent & Trademark Office.

                                   SECTION 2.

                                SECURITY INTEREST

     To secure the complete and timely payment and satisfaction of the Obligations, each Grantor hereby grants to the Agent, and hereby reaffirms its prior grant pursuant to the Security Agreement of, a continuing first priority security interest in such Grantor's entire right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the "Collateral"), whether now owned or existing or hereafter created or acquired:

     (a) Each trademark listed on Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof (each a "Trademark"), and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark; and

     (b) All products and proceeds of the forgoing, including without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Trademark, or (b) injury to the goodwill associated with any Trademark.

                                    SECTION 3

                        SUPPLEMENT TO SECURITY AGREEMENT

     This Agreement has been entered into in conjunction with the security interests granted to the Agent under the Security Agreement, and other security documents referred to therein. The rights and remedies of the Agent and the other Secured Parties with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement or any other security documents referred to therein, all terms and provisions of which are incorporated herein by reference.

                                    SECTION 4

                         REPRESENTATIONS AND WARRANTIES

     Each Grantor represents and warrants to Agent and the other Secured Parties that:

     (a) Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Trademark, free and clear of any liens, charges and encumbrances, including without limitation licenses and covenants by Grantor not to sue third persons, except for Permitted Liens.

     (b) Grantor has no notice of any suits or actions commenced or threatened with reference to any Trademark; and

     (c) Grantor has the unqualified right to execute and deliver this Agreement and perform its terms.

                                    SECTION 5

                                  FURTHER ACTS

     Grantor agrees that until Grantor's Obligations shall have been satisfied in full, Grantor shall not, without the prior written consent of the Agent, sell or assign its interest in, or grant any license under, any Trademark or enter into any other agreement with respect to any Trademark (except as permitted under the Transaction Documents), and Grantor further agrees that it shall not take any action or permit any action to be taken by others subject to its control, including licensees, or fail to take any action which would affect the validity or enforcement of the rights transferred to the Agent under this Agreement.

                                    SECTION 6

                              AGENT'S RIGHT TO SUE

     After an Event of Default occurs and while it continues, the Agent shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Trademarks and, if the Agent shall commence any such suit, Grantor shall, at the reasonable request of the Agent, do any and all lawful acts and execute any and all proper documents reasonably required by the Agent in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify the Agent for all reasonable costs and expenses incurred by the Agent in the exercise of its rights under this Section 6.

                                    SECTION 7

                     CUMULATIVE REMEDIES; POWER OF ATTORNEY

     The Agent hereby acknowledges and affirms that the rights and remedies with respect to the Trademarks, whether established hereby or by the Security Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Grantor hereby authorizes the Agent upon the occurrence and during the continuance of an Event of Default, to make, constitute and appoint any officer or agent of the Agent as the Agent select, in its sole discretion, as Grantor's true and lawful attorney-in-fact, with power to (a) endorse Grantor's name on all applications, documents, papers and instruments reasonably necessary or desirable for the Agent in the use of the Trademarks or (b) take any other actions with respect to the Trademarks as the Agent deems to be in the best interest of the Secured Parties, or (c) grant or issue any exclusive or non-exclusive license under the Trademarks to anyone, or
(d) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone. Grantor hereby ratifies all that such attorneys shall lawfully do or cause to be done after the occurrence and during the continuance of an Event of Default by virtue hereof. This power of attorney shall be irrevocable until Grantor's Obligations shall have been paid in full. Grantor hereby further acknowledges and agrees that the use by the Agent of the Trademarks after the occurrence and during the continuance of an Event of Default shall be worldwide, except as limited by their terms, and without any liability for royalties or related charges from the Agent to Grantor.

                                    SECTION 8

                                 BINDING EFFECT

     This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Grantor, the Agent and the other Secured Parties and their respective successors and assigns. Except as provided in Section 30.7 of the Security Agreement, no party hereto may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as agreed to in writing by the other parties hereto.

                                    SECTION 9

                                  GOVERNING LAW

     This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.

                                   SECTION 10

                           ENTIRE AGREEMENT; AMENDMENT

     No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors, the Agent and the Requisite Purchasers, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Agent and consented to in writing by the Requisite Purchasers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, (a) additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Agent of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Agent, and (b) the Agent unilaterally may modify, amend or supplement the Schedules hereto, and such modified, amended or supplemented Schedules shall be deemed to be accurate absent manifest error. To the extent that any provision of this Agreement conflicts with any provision of the Notes, the provision giving the Secured Parties greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Purchasers under the Notes. Nothing in this Section 10 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Notes.

                                   SECTION 11

                                  COUNTERPARTS

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party hereto delivering a counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

                                   SECTION 12.

                                   TERMINATION

     Upon the indefeasible payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and the Agent (at the Grantors' expense) shall promptly execute and deliver to the Grantors such documents and instruments reasonably requested by the Grantors as shall be reasonably necessary to evidence termination of all such security interests given by the Grantors to the Agent hereunder, including cancellation of this Agreement by written notice from the Agent to the Trademark Office.

                                   SECTION 13

                          NO INCONSISTENT REQUIREMENTS

     Each Grantor acknowledges that this Agreement and the other documents, agreements and instruments entered into or executed in connection herewith may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Grantor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                                   SECTION 14

                                  SEVERABILITY

     If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

                                   SECTION 15

                                     NOTICES

     All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Purchase Agreement and the Security Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                        GRANTORS:

                                        ZILA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        [NAMES OF SUBSIDIARY GRANTORS]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


AGENT:

[NAME]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                [Signature Page to Trademark Security Agreement]

                                   SCHEDULE A
                       TO THE TRADEMARK SECURITY AGREEMENT

GRANTOR: [_________]

                             TRADEMARK REGISTRATIONS

Trademarks owned by Grantors:

Trademark Description   U.S. Registration No.   Date Registered
---------------------   ---------------------   ---------------


                                   SCHEDULE B
                       TO THE TRADEMARK SECURITY AGREEMENT

GRANTOR: [_________]

                             TRADEMARK APPLICATIONS

Trademark Application Description   U.S. Application No.   Date Applied
---------------------------------   --------------------   ------------


                                                                      Annex 1 to
                                                    Trademark Security Agreement

          ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by ______________________________ (the "Additional Grantor"), in favor of Balyasny Asset Management, L.P., a Delaware limited partnership, as collateral agent (the "Agent"), under that certain Trademark Security Agreement (as defined below).

                                  WITNESSETH :

          WHEREAS, the Grantors have entered into the Trademark Security Agreement dated as of ________________, 20__ (as it may be amended, supplemented or otherwise modified from time to time, the "Trademark Security Agreement") in favor of the Agent; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Trademark Security Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. TRADEMARK SECURITY AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 10 of the Trademark Security Agreement, hereby becomes a party to the Trademark Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Trademark Security Agreement.

          2. REPRESENTATIONS AND WARRANTIES CONCERNING GRANTOR'S LEGAL STATUS. The Additional Grantor has previously delivered to the Agent and the other Secured Parties (as defined in the Security Agreement) a certificate signed by the Additional Grantor and entitled "Perfection Certificate" (the "Perfection Certificate"). The Additional Grantor represents and warrants to the Agent and the other Secured Parties as follows: (a) the Additional Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor's organizational identification number or accurately states that the Additional Grantor has none,
(d) the Perfection Certificate accurately sets forth the Additional Grantor's place of business or, if more than one, its chief executive office as well as the Additional Grantor's mailing address if different (e) all other information set forth on the Perfection Certificate pertaining to the Additional Grantor is accurate and complete including but not limited to information pertaining to trademarks and (f) each of the representations and warranties contained in the Transaction Documents relating to the Additional Grantor are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

          3. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY ITS ACCEPTANCE HEREOF, THE AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   EXHIBIT III

                            PATENT SECURITY AGREEMENT

     PATENT SECURITY AGREEMENT, dated as of November __, 2006 (this "Agreement"), is by and among the parties identified as "Grantors" on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a "Grantor", and collectively the "Grantors"), and Balyasny Asset Management, L.P., a Delaware limited partnership, as collateral agent (the "Agent").

                                   WITNESSETH:

     WHEREAS, this Agreement is being entered into in accordance with Section
6.3 of that certain Pledge and Security Agreement, dated as of November 28, 2006 (as the same may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Security Agreement"), by and among the Grantors, the Agent and the parties identified on the signature pages thereto as Purchasers, and in order to obtain the benefits referred to therein, the Grantors have granted to the Agent a continuing first priority security interest in substantially all of the Grantor's property, including, without limitation, the Collateral referred to in Section 2 below; and

     WHEREAS, pursuant to the Security Agreement, the Grantors have agreed to execute this Agreement in respect of its Collateral for recording with the Patent Office and any other office in which a security interest in the Collateral may be recorded under the laws of any other applicable jurisdiction;

     NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1.

                          Definitions; Interpretation.

     (a) Defined Terms. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement, dated as of November 28, 2006 (the "Purchase Agreement"), by and between Zila, Inc. (the "Borrower") and the Investors named therein (the "Purchasers"), the Notes and the Security Agreement.

     (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     "Collateral" has the meaning set forth in Section 2.

     "Notes" means $12,000,000 in aggregate principal amount of the Borrower's 6% Senior Secured Convertible Notes issued by the Borrower to the Purchasers.


                                      III-1

     "Patent Office" means the United States Patent and Trademark Office.

     "UCC" means the Uniform Commercial Code as in effect in the State of New York.

     (c) Terms Defined in UCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

     (d) Construction. In this Agreement, the following rules of construction and interpretation shall be applicable: (i) no reference to "proceeds" in this Agreement authorizes any sale, transfer, or other disposition of any Collateral by Grantor; (ii) "includes" and "including" are not limiting; (iii) "or" is not exclusive; and (iv) "all" includes "any" and "any" includes "all." To the extent not inconsistent with the foregoing, the rules of construction and interpretation applicable to the Security Agreement shall also be applicable to this Agreement and are incorporated herein by this reference.

                                    SECTION 2

                                GRANT OF SECURITY

     (a) Each Grantor hereby grants to the Agent a continuing first priority security interest in and to all of the Grantor's right, title and interest in and to the following (the "Collateral"):

          (i) the United States, international, and foreign patents, patent applications and patent licenses set forth on Schedule A and B hereto, as Schedule A and B may be supplemented from time to time by supplements to the Security Agreement and this Agreement which may be executed and delivered by the Grantor to the Agent, from time to time, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "Patents");

          (ii) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

          (iii) any and all proceeds of the foregoing.

     (b) The pledge and collateral assignment of, and the grant of a first priority security interest in, the Collateral by the Grantor under this Agreement secures the payment of all Obligations of the Grantor now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

     (c) The Grantor authorizes and requests that the Commissioner of Patents and Trademarks and any other applicable government officer record this Agreement.


                                     III-2

                                   SECTION 3.

                        SUPPLEMENT TO SECURITY AGREEMENT.

          This Agreement has been entered into in conjunction with the continuing first priority security interests granted to the Agent under the Security Agreement, and other security documents referred to therein. The rights and remedies of the Agent and the other Secured Parties with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement or any other security documents referred to therein, all terms and provisions of which are incorporated herein by reference.

                                   SECTION 4.

                         REPRESENTATIONS AND WARRANTIES.

     Each Grantor represents and warrants to Secured Parties that:

          (a) Patent Registrations. A true and correct list of all of such Grantor's Patents is set forth on Schedule A.

          (b) Applications for Patents. A true and correct list of all of such Grantor's applications for Patents is set forth on Schedule B.

                                   SECTION 5.

                                  FURTHER ACTS.

     On a continuing basis, each Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be reasonably necessary or advisable or may be reasonably requested by the Agent to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the continuing first priority security interest granted or purported to be granted hereby, to ensure such Grantor's compliance with this Agreement or to enable the Agent to exercise and enforce the rights and remedies of the Agent and the other Secured Parties hereunder with respect to the Collateral, including any documents for filing with the Patent Office or any applicable state office. The Agent may record this Agreement, an abstract thereof, or any other document describing the Agent's interest in the Patents with the Patent Office, at the expense of such Grantor. In addition, each Grantor authorizes the Agent to file financing statements describing the Collateral in any UCC filing office deemed appropriate by the Agent. If any Grantor shall at any time hold or acquire a commercial tort claim arising with respect to the Collateral, such Grantor shall immediately notify the Agent and the other Secured Parties in a writing signed by such Grantor of the brief details thereof and grant to the Agent (on behalf of the Secured Parties) in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent and the Requisite Purchasers.


                                     III-3

                                   SECTION 6.

                          AUTHORIZATION TO SUPPLEMENT.

     Each Grantor shall give the Agent and the other Secured Parties prompt notice of any additional United States Patent registrations or applications therefor after the date hereof. Each Grantor authorizes the Agent unilaterally to modify this Agreement by amending Schedule A or B to include any future United States registered Patents or applications therefor of such Grantor. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedule A or B shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule A or B.

                                   SECTION 7.

                                 BINDING EFFECT.

     This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Grantor, the Agent and the other Secured Parties and their respective successors and assigns. Except as provided in Section 30.7 of the Security Agreement, no party hereto may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as agreed to in writing by the other parties hereto.

                                   SECTION 8.

                                 GOVERNING LAW.

     This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.

                                   SECTION 9.

                          ENTIRE AGREEMENT; AMENDMENT.

     No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors, the Agent and the Requisite Purchasers, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Agent and consented to in writing by the Requisite Purchasers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, (i) additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Agent of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Agent, and (ii) the Agent unilaterally may re-execute this Agreement, to the extent reasonably necessary, to modify, amend or supplement Schedule A or B hereto as provided in Section 6 hereof, and such modified, amended or supplemented Schedules shall be deemed to be accurate absent manifest error. To the extent that any provision of this Agreement conflicts with any provision of the


                                     III-4

Notes, the provision giving the Secured Parties greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Purchasers under the Notes. Nothing in this Section 9 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Notes.

                                   SECTION 10.

                                  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party hereto delivering a counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

                                   SECTION 11.

                                  TERMINATION.

     Upon the indefeasible payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and the Agent (at the Grantors' expense) shall promptly execute and deliver to the Grantors such documents and instruments reasonably requested by the Grantors as shall be necessary to evidence termination of all such security interests given by the Grantors to the Agent hereunder, including cancellation of this Agreement by written notice from Purchasers to the Patent Office.

                                   SECTION 12.

                          NO INCONSISTENT REQUIREMENTS.

     Each Grantor acknowledges that this Agreement and the other documents, agreements and instruments entered into or executed in connection herewith may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Grantor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                                   SECTION 13.

                                  SEVERABILITY.

     If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such


                                     III-5
provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

                                   SECTION 14.

                                    NOTICES.

     All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Purchase Agreement and the Security Agreement.

                            [Signature Page Follows]


                                     III-6

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                        GRANTORS:

                                        ZILA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [NAMES OF SUBSIDIARY GRANTORS]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


AGENT:

[NAME]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                  [Signature Page to Patent Security Agreement]

                                   SCHEDULE A

                        TO THE PATENT SECURITY AGREEMENT

GRANTOR: [_________]

Registered Patents:

Patent No.   Date of Registration   Date of Expiration
----------   --------------------   ------------------


                                   SCHEDULE B

                          TO PATENT SECURITY AGREEMENT

GRANTOR: [_________]

Applications for Patents:

Patent No.   Date of Registration   Date of Expiration
----------   --------------------   ------------------


                                                                      Annex 1 to
                                                       Patent Security Agreement

          ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by ______________________________ (the "Additional Grantor"), in favor of Balyasny Asset Management, L.P., a Delaware limited partnership, as collateral agent (the "Agent"), under that certain Patent Security Agreement (as defined below).

                                   WITNESSETH:

          WHEREAS, the Grantors have entered into the Patent Security Agreement dated as of ________________, 20__ (as it may be amended, supplemented or otherwise modified from time to time, the "Patent Security Agreement") in favor of the Agent; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Patent Security Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. PATENT SECURITY AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9 of the Patent Security Agreement, hereby becomes a party to the Patent Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Patent Security Agreement.

          2. REPRESENTATIONS AND WARRANTIES CONCERNING GRANTOR'S LEGAL STATUS. The Additional Grantor has previously delivered to the Agent and the other Secured Parties (as defined in the Security Agreement) a certificate signed by the Additional Grantor and entitled "Perfection Certificate" (the "Perfection Certificate"). The Additional Grantor represents and warrants to the Agent and the other Secured Parties as follows: (a) the Additional Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor's organizational identification number or accurately states that the Additional Grantor has none,
(d) the Perfection Certificate accurately sets forth the Additional Grantor's place of business or, if more than one, its chief executive office as well as the Additional Grantor's mailing address if different (e) all other information set forth on the Perfection Certificate pertaining to the Additional Grantor is accurate and complete including but not limited to information pertaining to Patents and (f) each of the representations and warranties contained in the Transaction Documents relating to the Additional Grantor are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

          3. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY ITS ACCEPTANCE HEREOF, THE AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE B

                             COMMERCIAL TORT CLAIMS

                                                                      Annex 1 to
                                                   Pledge and Security Agreement

          ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by ______________________________ (the "Additional Grantor"), in favor of Balyasny Asset Management, L.P., a Delaware limited partnership, as collateral agent (the "Agent"), under that certain Security Agreement (as defined below).

                                   WITNESSETH:

          WHEREAS, the Grantors have entered into the Pledge and Security Agreement dated as of November 28, 2006 (as it may be amended, supplemented or otherwise modified from time to time, the "Security Agreement") in favor of the Agent; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. SECURITY AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 19 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

          2. REPRESENTATIONS AND WARRANTIES CONCERNING GRANTOR'S LEGAL STATUS. The Additional Grantor has previously delivered to the Agent and the other Secured Parties (as defined in the Security Agreement) a certificate signed by the Additional Grantor and entitled "Perfection Certificate" (the "Perfection Certificate"). The Additional Grantor represents and warrants to the Agent and the other Secured Parties as follows: (a) the Additional Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor's organizational identification number or accurately states that the Additional Grantor has none,
(d) the Perfection Certificate accurately sets forth the Additional Grantor's place of business or, if more than one, its chief executive office as well as the Additional Grantor's mailing address if different (e) all other information set forth on the Perfection Certificate pertaining to the Additional Grantor is accurate and complete including but not limited to information pertaining to Patents and (f) each of the representations and warranties contained in the Transaction Documents relating to the Additional Grantor are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

          3. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY ITS ACCEPTANCE HEREOF, THE AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   SCHEDULE 1

                                       TO

              ASSUMPTION AGREEMENT TO PLEDGE AND SECURITY AGREEMENT
                             PERFECTION CERTIFICATE

     The undersigned, the ____________________ and ____________________ of
[Additional Grantor] a [state of organization] [entity] (the "Company"), hereby certifies, with reference to a certain Pledge and Security Agreement, dated as of November 28, 2006 (the "Security Agreement"; terms defined in the Security Agreement having the same meanings herein as specified therein), between the Grantors named therein, Balyasny Asset Management, L.P., a Delaware limited partnership, as collateral agent ("Agent"), and the Purchasers named therein, to Agent and the other Secured Parties:

     1. Names. (a) The exact corporate name of the Company as that name appears on its [Certificate of Incorporation] is as follows:

     (b) The following is a list of all other names (including trade names or similar appellations) used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

     2. Other Identifying Factors. (a)The following is the type of organization of the Company:

     (b) The following is the jurisdiction of the Company's organization:

     (c) The following is the Company's state issued organizational identification number [state "None" if the state does not issue such a number]:

     (d) The following is the Company's federal employer identification number:

     (e) Attached hereto as Schedule 2 is the information required above in this
Section 2 for any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

     3. Chief Executive Office.

     (a) The chief executive office of the Company is located at the following address:


                                      S1-1

Address   County   State
-------   ------   -----


     (b) The principal mailing address of the Company is the following address, if different from the chief executive office address:

Mailing Address   County   State
---------------   ------   -----


     4. Other Current Locations.

     (a) The following are all other locations in the United States of America in which the Company maintains any books or records relating to any of the Collateral consisting of accounts, contract rights, chattel paper, general intangibles or mobile goods:

Address   County   State
-------   ------   -----


     (b) The following are all other places of business of the Company in the United States of America:

Address   County   State
-------   ------   -----


     (c) The following are all other locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:


                                     S1-2

Address   County   State
-------   ------   -----


     (d) The following are the names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of chattel paper, inventory or equipment:

Name   Mailing Address   County   State
----   ---------------   ------   -----


     5. Prior Locations. (a) Set forth below is the information required by
Section 3 and by subparagraphs (a) and (b) of Section 4 with respect to each location or place of business previously maintained by the Company at any time during the past five years in a state in which the Company has previously maintained a location or place of business at any time during the past four months:

Address   County   State
-------   ------   -----


     (b) Set forth below is the information required by subparagraphs (c) and
(d) of Section 4 with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

Name   Address   County   State
----   -------   ------   -----



                                      S1-3

     6. Fixtures. Attached hereto as Schedule 6 is the information required by UCC Section9-402(5) or by Rev. UCC Section9-502(b) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded.

     7. Intellectual Property. Attached hereto as Schedule 7 is a complete list of all United States and foreign patents, copyrights, trademarks, trade names and service marks registered or for which applications are pending in the name of the Company.

     8. Securities; Instruments. Attached hereto as Schedule 8 is a complete list of all stocks, bonds, debentures, notes and other securities and investment property owned by the Company (provide name of issuer, a description of security and value):

     9. Motor Vehicles. The following is a complete list of all motor vehicles owned by the Company (describe each vehicle by make, model and year and indicate for each the state in which registered and the state in which based):

Vehicle   State of Registration   State in Which Based
-------   ---------------------   --------------------


     10. Other Titled Collateral. The following is a complete list of aircraft and boats and all other inventory, equipment and other goods of the Company which are subject to any certificate of title or other registration statute of the United States, any state or any other jurisdiction (provide description of covered goods and indicate registration system and jurisdiction):

Goods   Registration System   Jurisdiction
-----   -------------------   ------------



                                      S1-4

     11. Bank Accounts. The following is a complete list of all bank accounts (including securities and commodities accounts) maintained by the Company (provide name and address of depository bank, type of account and account number):

Depository Bank   Bank Address   Type of Account   Acct. No.
---------------   ------------   ---------------   ---------


     12. Unusual Transactions. Except for those purchases, acquisitions and other transactions described on Schedule 2 or on Schedule 12 attached hereto, all of the Collateral has been originated by the Company in the ordinary course of the Company's business or consists of goods which have been acquired by the Company in the ordinary course from a person in the business of selling goods of that kind.

     13. Termination Statements. An authorized termination statement on Form UCC-3 in form acceptable to the Agent has been duly filed in each applicable jurisdiction identified in Section 2, 3, 4 and 5 or on Schedule 2 and Schedule 12 hereto [or, in the case of Schedule 2 or Schedule 12 a release acceptable to the Agent and the Requisite Purchasers from the person from which the Company purchased or otherwise acquired the Collateral identified on such schedule] and has been delivered to Agent. Attached hereto as Schedule 13 is a true copy of each such filing duly acknowledged by the filing officer[ and of each such release].

     14. Schedule of Filing. Attached hereto as Schedule 14 is a schedule setting forth filing information with respect to the filings described in
Section 13 above.

     15. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 13 have been paid.


                                      S1-5

     IN WITNESS WHEREOF, we have hereunto signed this Certificate on __________.



                                        ----------------------------------------
                                        Title:


                                        ----------------------------------------
                                        Title:

                   [Signature Page to Perfection Certificate]

                                   SCHEDULE 2


                                      S2-1

                                   SCHEDULE 6


                                      S6-1

                                   SCHEDULE 7


                                      S7-1

                                   SCHEDULE 8


                                      S8-1

                                   SCHEDULE 12


                                      S12-1

                                   SCHEDULE 13


                                      S13-1

                                   SCHEDULE 14


                                      S14-1